SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 13, 2003


                         Keryx Biopharmaceuticals, Inc.
              (Exact name of registrant as specified in charter)


         Delaware                   000-30929                 13-4087132
  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


    750 Lexington Avenue, 26th Floor
              New York, NY                                10022
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (212) 531-5965


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         (Former name or former address, if changed since last report)


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Item 12. Disclosure of Results of Operations and Financial Condition

      On August 13, 2003, Keryx Biopharmaceuticals, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 13, 2003                    Keryx Biopharmaceuticals, Inc.

                                          By: /s/ Michael S. Weiss
                                              ----------------------------------
                                              Michael S. Weiss
                                              Chairman & Chief Executive Officer


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                                EXHIBIT INDEX

Exhibit No.                     Description
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99.1                            Press release, dated August 13, 2003